UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

TWO ROADS SHARED TRUST

(Name of Registrant as Specified in Its Charter)

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Simplify Affinity World Leaders Equity ETF

A Series of Two Roads Shared Trust

June 17, 2026

Dear Shareholder:

We are pleased to invite you to a Special Meeting of Shareholders (the “Shareholder Meeting”) of Simplify Affinity World Leaders Equity ETF (the “Fund”), a series of Two Roads Shared Trust (the “Trust”). The Shareholder Meeting will be held at the offices of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on August 4, 2026 at 1:00 p.m., Eastern time. At the Shareholder Meeting, you will be asked to vote on the following important proposals (the “Proposals”):

1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Simplify Asset Management Inc. (“Simplify” or the “Adviser”)
2.	To approve a new investment sub-advisory agreement between the Trust, on behalf of the Fund, Simplify, and Affinity Investment Advisors, LLC (“Affinity” or the “Sub-Adviser”)
3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

This Proxy Statement contains information about the Proposals and the materials to use when voting by mail, telephone, or through the Internet.

The Board of Trustees of the Trust has reviewed this matter carefully and unanimously recommends that you vote “FOR” each of the Proposals.

The enclosed Questions and Answers section is provided to assist you in understanding the Proposals. Each of the Proposals is described in greater detail in the Proxy Statement.

Please read the enclosed materials and cast your vote by mail using the enclosed proxy card, by telephone or via the Internet. Your vote is extremely important, no matter how large or small your holdings may be.

If you have any questions regarding the Proposals or need assistance in completing your proxy card, please contact us, toll-free at (855) 772-8488.

Thank you for your time in considering these important Proposals and for your continuing investment and support of the Simplify Affinity World Leaders Equity ETF.

Sincerely,

James Colantino

President of the Trust

IMPORTANT INFORMATION

FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters affecting Simplify Affinity World Leaders Equity ETF (the “Fund”), a series of Two Roads Shared Trust (the “Trust”), that require a shareholder vote.

Q. Why am I receiving this proxy statement?

A.	Regents Park Funds, LLC (“Regents Park” or the “Prior Adviser”) served as investment adviser to the Fund until March 31, 2026, pursuant to the investment advisory agreement between the Trust, on behalf of the Fund, and Regents Park (the “Prior Advisory Agreement”), which was dated September 19, 2017, and was most recently approved by the Board, each of whom is not an “interested person” of the Trust (the “Independent Trustees” or the “Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), at a meeting held on March 19, 2025.

Regents Park, together with its parent, Anfield Group, LLC and certain other affiliated persons, entered into an asset purchase agreement with Horizon Investments, LLC (“Horizon”), pursuant to which Horizon will acquire certain assets of Regents Park and another affiliated adviser. In connection with this transaction, Regents Park determined that it would not continue to serve as the investment adviser to the Fund upon expiration of the one-year term of the Prior Advisory Agreement. The Prior Advisory Agreement expired on March 31, 2026. The investment sub-advisory agreement between the Trust, on behalf of the Fund, Regents Park, and Affinity Investment Advisors, LLC (“Affinity”)(the “Prior Sub-Advisory Agreement”) terminated at the time of the expiration of the Prior Advisory Agreement.

At the March 2026 Meeting, the Board, comprised solely of Independent Trustees, unanimously voted to approve, and to recommend that shareholders approve, a new investment advisory agreement with respect to the Fund with Simplify (the “New Advisory Agreement”), with substantially the same terms as the Prior Advisory Agreement, including the compensation to be paid to the adviser. At the March 2026 Meeting, the Board also unanimously voted to approve, and to recommend that shareholders approve, a new investment sub-advisory agreement between the Trust, on behalf of the Fund, Simplify, and Affinity (the “New Sub-Advisory Agreement”, and together with the New Advisory Agreement, the “New Advisory Agreements”), with substantially the same terms as the Prior Sub-Advisory Agreement.

Pursuant to the enclosed Proxy Statement, shareholders are being asked to approve the New Advisory Agreement, a copy of which is included as Exhibit A to the Proxy Statement, and the New Sub-Advisory Agreement, a copy of which is included as Exhibit B to the Proxy Statement. The material terms of the New Advisory Agreement and New Sub-Advisory Agreement are described below. Each of the New Advisory Agreement and New Sub-Advisory Agreement will become effective upon its respective approval by the Fund’s shareholders.

Pending shareholder approval of the New Advisory Agreement, Simplify acts as the investment adviser to the Fund pursuant to an interim advisory agreement (the “Interim Advisory Agreement”) between the Trust and the Adviser pursuant to Rule 15a-4 under the 1940 Act, which was approved by the Board at a meeting held on March 11, 2026 (the “March 2026 Meeting”). The Interim Advisory Agreement took effect on April 1, 2026. The Interim Advisory Agreement will terminate upon the first to occur of the approval of the New Advisory Agreement by shareholders or 150 days after March 31, 2026, unless sooner terminated by the Board or the Adviser.

Pending shareholder approval of the New Sub-Advisory Agreement, Affinity continues to act as the investment sub-adviser to the Fund pursuant to an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Trust, Simplify, and Affinity pursuant to Rule 15a-4 under the 1940 Act, which was approved by the Board at a meeting held on March 11, 2026 (the “March 2026 Meeting”). The Interim Sub-Advisory Agreement took effect on April 1, 2026. The Interim Sub-Advisory Agreement will terminate upon the first to occur of the approval of the New Sub-Advisory Agreement by shareholders or 150 days after March 31, 2026, unless sooner terminated by the Board or the Adviser.

There is no proposed change to the Fund’s investment objective or principal investment strategies.

The Board unanimously recommends that you vote FOR the approval of the New Advisory Agreement.

Q. Why are the New Advisory Agreement and New Sub-Advisory Agreement being voted on?

A.	Under the 1940 Act, a fund’s shareholders must approve any new investment advisory agreement or investment sub-advisory agreement for the Fund. The Board has considered and approved the calling of a special meeting of shareholders (“Shareholder Meeting”) and solicitation of proxies for shareholders of the Fund to consider and vote on approval of the New Advisory Agreement and New Sub-Advisory Agreement.

Q. Did the Fund’s Adviser change?

A.	Yes. Regents Park served as the Fund’s adviser since 2018 until the expiration of the Prior Advisory Agreement on March 31, 2026. Under the Interim Advisory Agreement, Simplify serves as the Fund’s adviser and will serve as the adviser under the New Advisory Agreement. Simplify is an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Simplify’s principal business address is 10845 Griffith Peak Drive, Floor 2, Las Vegas, NV 89135. As of May 31, 2026, Simplify had approximately $13.9 billion in assets under management.

The sub-adviser of the Fund will not change. Affinity has served as the Fund’s sub-adviser since 2018 and will serve as the sub-adviser under the New Sub-Advisory Agreement.

Q. How will the New Advisory Agreement and the New Sub-Advisory Agreement affect the Fund?

A.	The Fund’s investment objective and policies will not change as a result of the New Advisory Agreement and New Sub-Advisory Agreement. You will still own the same number of shares in the Fund and the value of your investment will not change as a result of the New Advisory Agreement and the New Sub-Advisory Agreement. Each of the New Advisory Agreement and the New Sub-Advisory Agreement contains substantially similar terms and conditions, and an identical fee structure, as the Prior Advisory Agreement and the Prior Sub-Advisory Agreement, respectively, and is discussed in more detail in the enclosed Proxy Statement.

Q. Will the portfolio manager of the Fund change under the New Advisory Agreement?

A.	No. The same portfolio managers and other staff will continue to provide services to the Fund. The Fund will still be managed by Gregory R Lai, Principal of Affinity, Tianyue (“Fiona”) Zhang, Associate Portfolio Manager and Research Analyst of Affinity, David Berns, PhD, Chief Investments Officer of Simplify, and Jeff Schwarte, CFA, Chief Equity Strategist of Simplify.
Mr. Lai has served the Fund as portfolio manager since it commenced operations in January of 2018. Ms. Zhang has served as a portfolio manager of the Fund since September 2023. Messrs. Berns and Schwarte have served as a portfolio managers of the Fund since April 2026.

Q. Will the investment advisory fee rates be the same upon approval of the New Advisory Agreement?

A.	Yes. The investment advisory fee rate applicable to the Fund under the New Advisory Agreement will be the same as under the Prior Advisory Agreement and the Interim Advisory Agreement.

Q. What will happen until such time as the shareholders vote to approve the New Advisory Agreement at the Shareholder Meeting?

A.	Rule 15a-4 under the 1940 Act permits the Board to appoint an investment adviser on an interim basis without shareholders’ prior approval of the interim investment advisory agreement if the new adviser agrees to provide services on substantially the same terms as the prior adviser under the prior advisory agreement. A new adviser may act on such an interim basis for a period of up to 150 days following the date on which the previous contract terminates.

At the March 2026 Meeting, the Board unanimously voted to approve the Interim Advisory Agreement. The terms of the Interim Advisory Agreement are substantially the same as those of the Prior Advisory Agreement, except for certain provisions that are required by law and the date and term of the agreement. The Interim Advisory Agreement took effect on April 1, 2026.

Under the Interim Advisory Agreement, Simplify will serve as the investment adviser to the Fund. Gregory R. Lai, Tianyue (“Fiona”) Zhang, David Berns, PhD, and Jeff Schwarte, CFA, will serve as the portfolio managers of the Fund. The Interim Advisory Agreement is not required to be approved by the shareholders of the Fund and will continue in effect for 150 days following the date the Prior Advisory Agreement terminated, unless terminated sooner by the Board or Simplify, or until the New Advisory Agreement is approved by the shareholders of the Fund.

Q. What will happen if shareholders do not approve the New Advisory Agreement or the New Sub-Advisory Agreement?

A.	Simplify and Affinity will provide investment management services to the Fund for up to 150 days following the date that the Prior Advisory Agreement terminated pursuant to the Interim Advisory Agreement and Interim Sub-Advisory Agreement, respectively. If the New Advisory Agreement and New Sub-Advisory Agreement are not approved by the Fund’s shareholders within 150 days following the date the Prior Advisory Agreement terminated , Simplify and Affinity will no longer provide advisory services to the Fund, unless an extension of the 150-day period is permitted by a rule or interpretive position of the staff of the SEC. If the New Advisory Agreement and New Sub-Advisory Agreement are not approved within the 150-day period, the Board in such case will consider other alternatives and make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund.

Q. How does the Trust’s Board of Trustees recommend that I vote?

A.	The Trust’s Board of Trustees unanimously recommends that you vote FOR approval of each of the New Advisory Agreement and New Sub-Advisory Agreement. The reasons for the Board of Trustees’ recommendation are discussed in more detail in the enclosed Proxy Statement under “Board Approval and Recommendation of the Proposals.”

Q. Do I have to participate in the Shareholder Meeting to vote my shares?

A.	No. You can simply mail in the enclosed proxy card or use the telephone or Internet procedures for voting your shares as set forth below.

Q. What is the deadline for submitting my vote?

A.	We encourage you to vote as soon as possible to make sure that the Fund receives enough votes to act on each Proposal. Unless you participate in the Shareholder Meeting to vote, your vote (cast by Internet, telephone or paper proxy card as described below) must be received by 5:00 p.m. on August 3, 2026.

Q. How can I vote my shares?

A.	You may choose from one of the following options, as described in more detail on the enclosed proxy card:

●	By mail, using the enclosed proxy card and return envelope;
●	By telephone, using the toll free number on the enclosed proxy card;
●	Through the Internet, using the website address on the enclosed proxy card; or
●	By Participating in the Shareholder Meeting.

Q. Whom should I contact for additional information or if I have any questions about the enclosed Proxy Statement?

A.	Please contact us, toll free, at 1-866-866-4848.

Simplify Affinity World Leaders Equity ETF
A Series of Two Roads Shared Trust
c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a Special Meeting of Shareholders (the “Shareholder Meeting”) of Simplify Affinity World Leaders Equity ETF (the “Fund”), a series of Two Roads Shared Trust (the “Trust”), will be held at the offices of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on August 4, 2026 at 1:00 p.m., Eastern time, for the purpose of voting on the following proposals and to transact such other business, if any, as may properly come before the Shareholder Meeting:

Proposal 1: To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Simplify Asset Management Inc. (“Simplify” or the “Adviser”)

Proposal 2: To approve a new investment sub-advisory agreement between the Trust, on behalf of the Fund, Simplify, and Affinity Investment Advisors, LLC (“Affinity” or the “Sub-Adviser”)

Proposal 3: To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Trust’s Board of Trustees unanimously recommends that shareholders vote FOR each of the proposals (each, a “Proposal” and together, the “Proposals”).

Holders of record of shares of the Fund at the close of business on June 15, 2026 are entitled to vote at the Shareholder Meeting and at any adjournments or postponements thereof with respect to each Proposal. Shareholders are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote. The shareholders of the Fund will vote together as a single class on each Proposal.

In the event of such a change to the time or location of the meeting, the Fund will announce alternative arrangements for the special meeting as promptly as practicable, but the Fund may not deliver additional soliciting materials to shareholders or otherwise amend the Fund’s proxy materials. The Fund plans to announce these changes, if any, at https://www.simplify.us/etfs/wldr-simplify-affinity-world-leaders-equity-etf and encourages you to check this website prior to the Shareholder Meeting if you plan to participate.

By Order of the Board of Trustees,

James Colantino

President

IMPORTANT — WE NEED YOUR PROXY VOTE IMMEDIATELY

A shareholder may think that his or her vote is not important, but it is vital. We urge you to vote, sign and date the enclosed proxy card and return it in the enclosed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or Internet voting procedures described on the proxy card). Your prompt return of the enclosed proxy card (or your voting by other available means) may save the necessity of further solicitations. If you wish to participate in the Shareholder Meeting and vote your shares at that time, you will still be able to do so.

TABLE OF CONTENTS

Proposal 1 -Approval of New Investment Advisory Agreement	2
Proposal 2 -Approval of New Investment Sub-Advisory Agreement	5
Board Approval and Recommendation of the Proposals	8
Additional Information	13
Form of New Investment Advisory Agreement	A-1
Form of New Investment Sub-Advisory Agreement	B-1

Simplify Affinity World Leaders Equity ETF

A Series of Two Roads Shared Trust

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”) for use at a Special Meeting of Shareholders (the “Shareholder Meeting”) of Simplify Affinity World Leaders Equity ETF (the “Fund”) to be held at the offices of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on August 4, 2026 at 1:00 p.m., Eastern Time. The Trust is an open-end management investment company, organized as a Delaware statutory trust, and the Fund is a separate investment portfolio, or series, of the Trust. As used in this Proxy Statement, the Fund’s shares are referred to as “Shares.”

This Proxy Statement and the enclosed proxy card are expected to be distributed to shareholders on or about June 19, 2026, or as soon as practicable thereafter. The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, facsimile, Internet or personal interview.

The cost of preparing, printing, assembling, mailing and distributing this Proxy Statement and related proxy materials, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or Internet or personal interview, will be paid by Affinity Investment Advisors, LLC (“Affinity” or the “Sub-Adviser”).

The Board has fixed the close of business on June 15, 2026 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Shareholder Meeting and any adjournment or postponement thereof (the “Record Date”). As of the Record Date, there were 1,850,000 issued and outstanding Shares of the Fund.

Annual and Semi-Annual Reports. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Trust will promptly furnish to any shareholder upon request, without charge, a copy of the Fund’s most recent annual shareholder report (and most recent annual financial statements) and subsequent semi-annual shareholder report. Shareholders may obtain these documents by writing to Simplify Affinity World Leaders Equity ETF, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246 or by calling toll-free: 1-866-866-4848. The Fund’s annual and semi-annual financial statements are also available free of charge, at www.simplify.us/etfs/wldr-affinity-world-leaders-equity-etf.

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A proxy card is enclosed with respect to the Shares you own in the Fund. If you return a properly executed proxy card, the Shares represented by it will be voted at the Shareholder Meeting in accordance with the instructions thereon. Each full Share is entitled to one vote as to any matter on which it is entitled to vote and each fractional Share to a proportionate fractional vote. If you do not expect to participate in the Shareholder Meeting and wish your Shares to be voted, please complete the enclosed proxy card and mail it in the enclosed reply envelope, or vote by telephone or the Internet as described on the proxy card.

The following table summarizes the proposals to be voted on at the Shareholder Meeting and indicates those shareholders that are being solicited with respect to each proposal. The shareholders of the Fund will vote together as a single class on each proposal.

Proposal		Shareholders Solicited
1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Simplify Asset Management Inc.	All shareholders of the Fund as of the Record Date
2.	To approve a new investment sub-advisory agreement between the Trust, on behalf of the Fund, Simplify Asset Management Inc., and Affinity Investment Advisors, LLC	All shareholders of the Fund as of the Record Date
3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	All shareholders of the Fund as of the Record Date

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation, by the execution of a later-dated proxy, or by participating in and voting at the Shareholder Meeting.

PROPOSAL 1

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Trust’s Board of Trustees unanimously recommends that shareholders of the Fund vote FOR the approval of the new investment advisory agreement between the Trust, on behalf of the Fund, and Simplify Asset Management Inc. (“Simplify” or the “Adviser”)

At the Shareholder Meeting, shareholders of the Fund will be asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Simplify (the “New Advisory Agreement”). The New Advisory Agreement, which was approved by the Board at the March 11, 2026 regular quarterly meeting of the Board (the “March 2026 Meeting”), contains substantially similar terms with respect to the services to be provided under and a fee structure that is identical to the fee structure under the prior investment advisory agreement between the Trust, on behalf of the Fund, and Regents Park Funds, LLC (“Regents Park”) (the “Prior Advisory Agreement”).

Background

Regents Park Funds, LLC (“Regents Park” or the “Prior Adviser”) served as investment adviser to the Fund until March 31, 2026, pursuant to the Prior Advisory Agreement, which was dated September 19, 2017, and was most recently approved by the Board, each of whom is not an “interested person” of the Trust (the “Independent Trustees” or the “Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940

3

Act”), at a meeting held on March 19, 2025. The Prior Advisory Agreement was approved by the sole initial shareholder of the Fund on December 27, 2017.

Regents Park, together with its parent, Anfield Group, LLC and certain other affiliated persons, entered into an asset purchase agreement with Horizon Investments, LLC (“Horizon”), pursuant to which Horizon will acquire certain assets of Regents Park and another affiliated adviser. In connection with this transaction, Regents Park determined that it would not continue to serve as the investment adviser to the Fund upon expiration of the one-year term of the Prior Advisory Agreement. The Prior Advisory Agreement expired on March 31, 2026.

At the March 2026 Meeting, the Board, comprised solely of Independent Trustees, unanimously voted to approve Simplify as the investment adviser to the Fund effective April 1, 2026. The change in the Fund’s investment adviser did not result in any change in the Fund’s investment objective or principal investment strategies or in its advisory fee. Simplify has further agreed to limit the Fund’s expenses at the same expense limitation agreed upon between the Trust and Regents Park.

At the March 2026 Meeting, the Board, comprised solely of Independent Trustees, unanimously voted to approve, and to recommend that shareholders approve, the New Advisory Agreement, with substantially the same terms as the Prior Advisory Agreement including the compensation to be paid to the adviser. The Fund will not bear any of the costs relating to the shareholder approval of the New Advisory Agreement.

The form of the New Advisory Agreement is attached hereto as Exhibit A. The terms of the New Advisory Agreement are substantially similar to the terms of the Prior Advisory Agreement with respect to services to be provided by the adviser, and the New Advisory Agreement has a fee structure identical to the Prior Advisory Agreement. The material terms of the New Advisory Agreement and Prior Advisory Agreement are compared below in “Summary of the New Advisory Agreement and Prior Advisory Agreement.”

Compensation Paid to the Adviser

Under the New Advisory Agreement, Simplify will be entitled to receive an annual management fee equal to 0.47% of the Fund’s average daily net assets. The management fee is identical to the fee payable under the Prior Advisory Agreement. For the fiscal year ended October 31, 2025, Regents Park earned advisory fees of $182,706, waived advisory fees of $146,309, and earned net advisory fees of $36,397.

Information about the Adviser

Simplify is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Simplify’s principal business address is 10845 Griffith Peak Drive, Floor 2, Las Vegas, NV 89135. As of May 31, 2026, Simplify had approximately $13.9 billion in assets under management.

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Summary of the New Advisory Agreement and the Current Advisory Agreement

A copy of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description is only a summary. You should refer to Exhibit A for the New Advisory Agreement and the description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A. Under the New Advisory Agreement, Simplify will provide investment advisory services to the Fund for the same advisory fee that the Fund is obligated to pay under the Prior Advisory Agreement and under other terms that are substantially similar to the Prior Advisory Agreement.

Advisory Services. Both the New Advisory Agreement and Prior Advisory Agreement state that, subject to the supervision of the Board, the adviser will provide a program of continuous investment management for the Fund with regard to the Fund’s investment of its assets in accordance with the Fund’s investment objectives, policies and limitations as stated in the Fund’s prospectus and statement of additional information. Both advisory agreements also provide that in performing its duties the adviser thereunder will, among other things: (i) comply with the 1940 Act, the Advisers Act and all applicable rules and regulations thereunder, and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Board; (ii) place orders pursuant to its investment determinations for the Fund in accordance with applicable policies and legal requirements; and (iii) provide the Trust with such information and reports as may be reasonably requested or required to assist the Trust with compliance with applicable laws and regulations.

Management Fees. The New Advisory Agreement and the Prior Advisory Agreement contain an identical fee structure as described above under “Compensation Paid to the Adviser.”

Duration and Termination. The New Advisory Agreement will continue in effect for a period of two years from the date of execution and shall thereafter continue in effect for successive annual periods, subject to annual approval by the Board as required by Section 15(c) of the 1940 Act. The Prior Advisory Agreement also provided that it would continue in effect for successive annual periods, subject to annual approval by the Board as required by Section 15(c) of the 1940 Act. The New Advisory Agreement, like the Prior Advisory Agreement, may be terminated at any time on sixty (60) days’ written notice by the Trust (by vote of a majority of the Trust’s Board or by vote of a majority of the outstanding voting securities of the Fund), or by the adviser thereunder. In addition, the New Advisory Agreement, like the Prior Advisory Agreement, will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

Limitation on Liability. The New Advisory Agreement contains provisions identical to the Prior Advisory Agreement related to liability, providing that the adviser thereunder will be liable for any acts or omissions caused by its willful misfeasance, bad faith, or gross negligence in the performance of its duties or by its reckless disregard of its obligations and duties.

Interim Advisory Agreement

The Board approved an interim investment advisory agreement between the Trust, on behalf of the Fund, and Simplify (the “Interim Advisory Agreement”) that took effect upon expiration of the term of the Prior Advisory Agreement to avoid disruption of the investment management of the

5

Fund. The Interim Advisory Agreement was approved pursuant to Rule 15a-4 under the 1940 Act, which allows an adviser to provide investment management services pursuant to an interim advisory agreement for up to 150 days following the date on which the previous advisory agreement terminated while a fund seeks shareholder approval of a new investment advisory agreement, subject to certain conditions. The terms of the Interim Advisory Agreement are substantially the same as those of the Prior Advisory Agreement, except for certain provisions that are required by law and the date and term of the agreement. Additionally, the fees to be charged under the Interim Advisory Agreement are identical to the fees charged under the Prior Advisory Agreement (and to be charged under the New Advisory Agreement). However, any fees accrued under the Interim Advisory Agreement will be held in escrow until shareholder approval of the New Advisory Agreement is obtained.

The Interim Advisory Agreement with Simplify became effective on April 1, 2026. If the New Advisory Agreement for the Fund is not approved within 150 days following the date the Prior Advisory Agreement terminated, Simplify will no longer provide advisory services to the Fund, unless an extension of the 150-day period is permitted by a rule or interpretive position of the staff of the SEC. The Board in such case will consider other alternatives and make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund.

The Interim Advisory Agreement would terminate upon approval of the New Advisory Agreement by shareholders.

***

PROPOSAL 2

APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT

The Trust’s Board of Trustees unanimously recommends that shareholders of the Fund vote FOR the approval of the new investment sub-advisory agreement between the Trust, on behalf of the Fund, Simplify, and Affinity Investment Advisors, LLC (“Affinity”)

At the Shareholder Meeting, shareholders of the Fund will be asked to approve a new investment sub-advisory agreement between the Trust, on behalf of the Fund, Simplify, and Affinity (the “New Sub-Advisory Agreement”). The New Sub-Advisory Agreement, which was approved by the Board at the March 2026 Meeting, contains substantially similar terms with respect to the services to be provided under and a fee structure that is identical to the fee structure under the prior investment sub-advisory agreement between the Trust, on behalf of the Fund, Regents Park, and Affinity (the “Prior Sub-Advisory Agreement”).

Background

Affinity has served as the investment sub-adviser to the Fund since it commenced operations in 2018. Through March 31, 2026, it served as the investment sub-adviser to the Fund pursuant to the Prior Sub-Advisory Agreement, which was dated September 19, 2017, and was most recently approved by the Board, comprised solely of Independent Trustees, at a meeting held on March 19,

6

2025. The Prior Sub-Advisory Agreement was approved by the sole initial shareholder of the Fund on December 27, 2017.

As discussed above, the Prior Advisory Agreement with Regents Park expired on March 31, 2026. The Prior Sub-Advisory Agreement terminated at the time of the expiration of the Prior Advisory Agreement.

At the March 2026 Meeting, the Board, comprised solely of Independent Trustees, unanimously voted to approve, and to recommend that shareholders approve, the New Sub-Advisory Agreement, with substantially the same terms as the Prior Sub-Advisory Agreement including the compensation to be paid to the sub-adviser.

The form of the New Sub-Advisory Agreement is attached hereto as Exhibit B. The terms of the New Sub-Advisory Agreement are substantially similar to the terms of the Prior Sub-Advisory Agreement with respect to services to be provided by Affinity, and the New Sub-Advisory Agreement has a fee structure identical to the Prior Sub-Advisory Agreement. The material terms of the New Sub-Advisory Agreement and Prior Sub-Advisory Agreement are compared below in “Summary of the New Sub-Advisory Agreement and Prior Sub-Advisory Agreement.”

Compensation Paid to the Sub-Adviser

Under the New Sub-Advisory Agreement, the Adviser, not the Fund, compensates Affinity for its services from the management fee received from the Fund, at an annual rate of 0.43% of the Fund’s average net assets. The sub-advisory fee is identical to the fee payable under the Prior Sub-Advisory Agreement.

Information about the Sub-Adviser

Affinity’s principal business address is 5140 Birch Street, Suite 300, Newport Beach, CA 92660. Affinity was formed in 1992 and currently manages assets for a variety of institutional clients and high net worth individuals. As of April 30, 2026, Affinity had approximately $1.2 billion in assets under management.

Summary of the New Sub-Advisory Agreement and the Prior Sub-Advisory Agreement

A copy of the New Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit B. The following description is only a summary. You should refer to Exhibit B for the New Sub-Advisory Agreement and the description set forth in this Proxy Statement of the New Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit B. Under the New Sub-Advisory Agreement, Affinity will provide investment sub-advisory services to the Fund for the same sub-advisory fee payable under the Prior Sub-Advisory Agreement and under other terms that are substantially similar to the Prior Sub-Advisory Agreement.

Advisory Services. Both the New Sub-Advisory Agreement and Prior Sub-Advisory Agreement state that, subject to the supervision of the Board and the adviser, Affinity will provide a program of continuous investment management for the Fund with regard to the Fund’s investment of its assets in accordance with the Fund’s investment objectives, policies and limitations as stated in

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the Fund’s prospectus and statement of additional information and any investment guidelines established by the adviser. Both sub-advisory agreements also provide that in performing its duties the adviser thereunder will, among other things: (i) comply with all applicable provisions of the 1940 Act, the Advisers Act and all applicable rules and regulations thereunder, and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Board; (ii) place orders pursuant to its investment determinations for the Fund in accordance with applicable policies and legal requirements; and (iii) provide the Trust with such information and reports as may be reasonably requested or required to assist the Trust with compliance with applicable laws and regulations.

Management Fees. The New Sub-Advisory Agreement and the Prior Sub-Advisory Agreement contain an identical fee structure as described above under “Compensation Paid to the Sub-Adviser.”

Duration and Termination. The New Sub-Advisory Agreement will continue in effect for a period of two years from the date of execution and shall thereafter continue in effect for successive annual periods, subject to annual approval by the Board as required by Section 15(c) of the 1940 Act. The Prior Sub-Advisory Agreement also provided that it would continue in effect for successive annual periods, subject to annual approval by the Board as required by Section 15(c) of the 1940 Act. The New Sub-Advisory Agreement, like the Prior Sub-Advisory Agreement, may be terminated at any time on sixty (60) days’ written notice by the Trust (by vote of a majority of the Trust’s Board or by vote of a majority of the outstanding voting securities of the Fund), or by the sub-adviser thereunder. In addition, the New Sub-Advisory Agreement, like the Prior Sub-Advisory Agreement, will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

Limitation on Liability. The New Sub-Advisory Agreement contains provisions identical to the Prior Sub-Advisory Agreement related to liability, providing that the sub-adviser thereunder will be liable for any acts or omissions caused by its willful misfeasance, bad faith, or gross negligence in the performance of its duties or by its reckless disregard of its obligations and duties.

Interim Sub-Advisory Agreement

The Board approved an interim investment sub-advisory agreement between the Trust, on behalf of the Fund, Simplify, and Affinity (the “Interim Sub-Advisory Agreement”) that took effect upon expiration of the term of the Prior Sub-Advisory Agreement to avoid disruption of the investment management of the Fund. The Interim Sub-Advisory Agreement was approved pursuant to Rule 15a-4 under the 1940 Act, which allows a sub-adviser to provide investment management services pursuant to an interim sub-advisory agreement for up to 150 days following the date on which the previous sub-advisory agreement terminated while a fund seeks shareholder approval of a new investment sub-advisory agreement, subject to certain conditions. The terms of the Interim Sub-Advisory Agreement are substantially the same as those of the Prior Sub-Advisory Agreement, except for certain provisions that are required by law and the date and term of the agreement. Additionally, the fees to be charged under the Interim Sub-Advisory Agreement are identical to the fees charged under the Prior Sub-Advisory Agreement (and to be charged under the New Sub-Advisory Agreement). However, any fees accrued under the Interim Sub-Advisory Agreement will

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be held in escrow until shareholder approval of the New Advisory Agreement and New Sub-Advisory Agreement is obtained.

The Interim Sub-Advisory Agreement with Affinity became effective on April 1, 2026. If the New Advisory Agreement and New Sub-Advisory Agreement for the Fund are not approved within 150 days following the date the Prior Advisory Agreement and Prior Sub-Advisory Agreement were terminated, Affinity will no longer provide sub-advisory services to the Fund, unless an extension of the 150-day period is permitted by a rule or interpretive position of the staff of the SEC. The Board in such case will consider other alternatives and make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund.

The Interim Sub-Advisory Agreement would terminate upon approval of the New Advisory Agreement and New Sub-Advisory Agreement by shareholders.

BOARD APPROVAL AND RECOMMENDATION OF THE PROPOSALS

At the March 2026 Meeting, the Board, comprised solely of Independent Trustees, considered the approval of the New Advisory Agreement between the Trust, on behalf of the Fund, and Simplify, and the approval of the New Sub-Advisory Agreement between the Trust, on behalf of the Fund, Simplify and Affinity.

With respect to the New Advisory Agreement and the New Sub-Advisory Agreement, the Board considered: (i) the Fund will continue to be managed and advised by the same portfolio management team; (ii) information regarding the terms of the New Advisory Agreement, including that such terms are substantially similar to those of the Prior Advisory Agreement; (iii) information regarding the terms of the New Sub-Advisory Agreement, including that such terms are substantially similar to those of the Prior Sub-Advisory Agreement; (iv) information confirming that the fee rate payable under the New Advisory Agreement and under the New Sub-Advisory Agreement will not increase as compared to the rate under the Prior Advisory Agreement and under the Prior Sub-Advisory Agreement, respectively; and (v) assurances that there is not expected to be any diminution with respect to the nature, extent and quality of any of the services currently provided to the Fund. In addition, the Board considered the Adviser’s representation that the New Advisory Agreement has the potential to benefit the Fund in the future through increased asset growth and opportunities for additional cost efficiencies.

In connection with the Board’s consideration of the Advisory Agreement and the Sub-Advisory Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (i) the nature, extent, and quality of services to be provided to the Fund by the Adviser and the Sub-Adviser; (ii) a description of the Adviser’s and the Sub-Adviser’s investment management personnel; (iii) an overview of the Adviser’s and the Sub-Adviser’s respective operations and financial condition; (iv) a description of the Adviser’s and the Sub-Adviser’s brokerage practices (including any soft dollar arrangements); (v) a comparison of the Fund’s advisory fees and overall expenses with those of comparable mutual funds; (vi) the level of profitability if any, from the Adviser’s and the Sub-Adviser’s fund-related operations; (vii) the Adviser’s and the Sub-Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions, business continuity and information security; and

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(viii) information regarding the performance record of the Fund as compared to other mutual funds with similar investment strategies.

At the March 2026 Meeting, the Board met with representatives of Simplify and Affinity who made a presentation to, and responded to questions from, the Board with respect to the New Advisory Agreement and New Sub-Advisory Agreement. Throughout the process, including at the March 2026 Meeting, the Board had numerous opportunities to ask questions of and request additional materials and information from Simplify and Affinity. The Board was advised by, and met in executive sessions with, the Board’s independent legal counsel, and received a memorandum from such independent counsel regarding its responsibilities under applicable law. The Board also noted that the Affinity has served as sub-adviser of the Fund since it commenced operations and that the current portfolio manager will continue to manage the Fund’s assets. In this regard, the Board took into account discussions with management and information provided to the Board at and between prior meetings with respect to the services provided by Affinity to the Fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from Affinity. The Board noted that the information received and considered by the Board in connection with the Meeting and throughout the year was both written and oral.

Matters considered by the Board in connection with its approval of the New Advisory Agreement and New Sub-Advisory Agreement with respect to the Fund included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by Simplify related to the New Advisory Agreement with respect to the Fund, including: the New Advisory Agreement; a description of the manner in which investment decisions are made and executed; an overview of the personnel that perform services for the Fund and their background and experience; a review of the financial condition of Simplify; information regarding risk management processes, liquidity management, and derivative risk management processes and procedures, as applicable; the compliance policies and procedures of Simplify, including the firm’s business continuity and cybersecurity policies and code of ethics that contain provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b); Simplify’s compliance resources and practices; information regarding Simplify’s compliance and regulatory history; and an independent report prepared by Broadridge, an independent third-party data provider, analyzing the performance record, fees, and expenses of the Fund as compared to a peer group of other mutual funds with similar investment strategies as selected by Broadridge (the “Peer Group”).

The Board also noted that on a regular basis it received and reviewed information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, which included evaluations of the regulatory compliance systems of the Advisers. The Board noted the analysis by the Trust’s CCO that Simplify’s compliance, risk management, and associated policies appeared to be operating effectively overall and that its policies and procedures were reasonably designed to prevent violations of federal securities laws. The Board also considered information with respect to the effectiveness of Simplify’s cybersecurity and business continuity policies and procedures. The Board also considered the significant risks assumed by Simplify in connection with the services

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provided to the Fund, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory, and compliance risks with respect to the Fund.

The Board considered Simplify’s role as the investment adviser to the Fund and Simplify’s retention of a sub-adviser to manage day-to–day investment decisions for the Fund. The Board considered the oversight and supervisory role to be performed by Simplify for the Fund and noted that Simplify will provide overall management and oversight of the Fund’s operations and expenses, competitor analysis, and compliance and operational support, among other services provided to the Fund.

The Board noted that Affinity’s entire team, including the Fund’s portfolio managers, that provided services to the Fund under the Prior Sub-Advisory Agreement, continued to provide the same investment sub-advisory services to the Fund pursuant to the Interim Sub-Advisory Agreement and would continue to provide such services pursuant to, and upon the effective date of, the New Sub-Advisory Agreement if approved by shareholders. The Board also considered Affinity’s representation that its investment process and investment strategy will remain unchanged. The Board also noted Affinity’s discussion of the benefits that Simplify would bring in its role as Adviser to the Fund.

The Board concluded that the management of Simplify had the skills, experience, and sophistication necessary to effectively oversee Affinity and concluded that Simplify has sufficient quality and depth of personnel, resources, and compliance policies and procedures to perform its duties under the New Advisory Agreement and that the nature, overall quality, and extent of the services to be provided by Simplify were anticipated to be satisfactory and reliable.

The Board reviewed materials provided by Affinity related to the New Sub-Advisory Agreement with respect to the Fund, including: the New Sub-Advisory Agreement; a description of the manner in which investment decisions are made and executed; an overview of the personnel that perform services for the Fund and their background and experience; a summary of the financial condition of Affinity; a written report containing Affinity’s performance commentaries for the prior quarterly period; Affinity’s compliance policies and procedures, including its business continuity and cybersecurity policies, and a code of ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b); information regarding risk management processes and liquidity management; an annual review of the operation of Affinity’s compliance program; information regarding Affinity’s compliance and regulatory history; and an independent report prepared by Broadridge (the “Broadridge Report”), an independent third party data provider, analyzing the performance record of the Fund and the fees and expenses of the Fund as compared to other mutual funds with similar investment strategies, as applicable.

The Board noted that the information received from the Trust’s CCO regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act included evaluations of the regulatory compliance systems of Affinity. The Board also noted the analysis by the Trust’s CCO that Affinity’s compliance, risk management, and associated policies appeared to be operating effectively and that its compliance policies and procedures were reasonably designed to prevent violations of federal securities laws.

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In considering the nature, extent, and quality of the services provided by Affinity in its capacity as a sub-adviser, the Board took into account its knowledge of Affinity’s management and the quality of the performance of its duties as a sub-adviser, acquired through discussions and reports during the preceding year and in past years. The Board noted that Affinity would continue to perform the same nature and extent of services as under the Prior Sub-Advisory Agreement. The Board concluded that Affinity had sufficient quality and depth of personnel, resources, investment methodologies, and compliance policies and procedures to perform its duties under the New Sub-Advisory Agreement with respect to the Fund and that the nature, overall quality and extent of the services to be provided by Affinity were anticipated to be satisfactory and reliable.

Performance. In considering the Fund’s performance, the Board noted that it reviews information about the Fund’s performance results at its regularly scheduled meetings. Among other data, the Board considered the Fund’s performance as compared to a benchmark index and against the performance of its Peer Group and Morningstar category. The Board noted that while it found the data provided by the independent third-party generally useful, it recognized the data’s limitations, including in particular that data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the Peer Group. The Board also received discount/premium information and tracking error information with respect to the Fund. The Board also took into account management’s discussion of the performance of the Fund.

The Board noted that Affinity is currently responsible for the day-to-day management of the Fund’s investment portfolio and will continue to be responsible for the day-to-day management of the Fund’s investment portfolio pursuant to the New Sub-Advisory Agreement. The Board considered, among other data, the performance of the Fund for the one-year, three-year, five-year, and since inception periods ended December 31, 2025 as compared to the Fund’s performance against its benchmark index, Peer Group, and Morningstar category. The Board considered that the Fund outperformed the median of its Peer Group and Morningstar category for the one-, three-, five-year, and since inception periods and outperformed the median of its Morningstar category for the one-, three-, and five-year periods. The Board also noted that the Fund underperformed the performance benchmark index for the one-, three-, five-year, and since inception periods and performed equal to the median of its Morningstar category for the since inception period. The Board noted Fund’s outperformance against its Peer Group and Morningstar category over most periods. The Board concluded that the Fund’s performance was satisfactory.

Fees and Expenses. Regarding the costs of the services to be provided by Simplify and Affinity, the Board considered, among other data, a comparison of the Fund’s proposed contractual advisory fee and estimated net expense ratio to those of the funds in its Peer Group and Morningstar category. The Board noted that, while it found the data provided by the independent third-party generally useful, it recognized the data’s limitations, including potential differences in the investment strategies of the Fund relative to the strategies of the funds in the Fund’s Peer Group, as well as the level, quality, and nature of the services to be provided by Simplify and Affinity with respect to the Fund, as applicable. The Board also took into account the Board’s discussion with both Simplify and Affinity with respect to the fees and expenses relating to the Fund.

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The Board noted that the Fund’s proposed contractual advisory fee was above the median of its Peer Group and Morningstar category but was not the highest among the funds in its Peer Group or Morningstar category. The Board also noted that the net total expenses were above the median of its Peer Group and Morningstar category. The Board took into account that the advisory fee for the Fund would not change from the advisory fee under the Prior Advisory Agreement and that net expenses of the Fund would remain the same under the New Advisory Agreement.

The Board took into account that Simplify had agreed to reimburse expenses through at least February 28, 2028 to limit net annual operating expenses (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) to 0.67% of the Fund’s average net assets and that any such expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the expenses have reimbursed) if such recoupment can be achieved without exceeding the foregoing expense limits as well as any expense limitation in effect at the time the reimbursement is made. The Board further noted that the amount of expense cap agreed to by Simplify was the same as the expense cap agreed to by the Prior Adviser and, as a result, for the period the expense cap remains in effect, the Fund’s net operating expense ratio was not expected to be impacted.

With respect to the proposed sub-advisory fee relating to the Fund, the Board considered that the Fund would pay an advisory fee to Simplify and that, in turn, Simplify will pay a portion of its advisory fee to Affinity. The Board also took into account the amount of the advisory fee to be retained by Simplify and the services to be provided with respect to the Fund by Simplify and Affinity, respectively. The Board took into account that the sub-advisory fee for the Fund would not change from the sub-advisory fee under the Prior Sub-Advisory Agreement. The Board noted that the sub-advisory fee rate had been negotiated between Simplify and Affinity at arm’s-length.

Based on the factors above, the Board concluded that the proposed advisory fee and proposed sub-advisory fee of the Fund were not unreasonable.

Profitability. The Board considered the estimated profitability of Simplify and the profitability of Affinity with respect to the Fund and whether these profits were reasonable in light of the services to be provided to the Fund. The Board reviewed profitability analyses prepared by Simplify and Affinity and considered the estimated total profits of Simplify and total profits of Affinity, respectively, from its relationship with the Fund. The Board concluded that Simplify and Affinity’s profitability, if any, from their respective relationships with the Fund, after taking into account a reasonable allocation of costs, was not excessive.

Economies of Scale. The Board considered whether Simplify or Affinity would realize economies of scale with respect to the proposed advisory or sub-advisory services to be provided to the Fund and whether fee levels reflected these economies of scale for the benefit of shareholders. The Board noted that the proposed advisory fee did not currently have breakpoints with respect to the Fund. The Board considered that Simplify may share potential economies of scale from its advisory business in a variety of ways, including through services that benefit shareholders and investments in the business intended to enhance services available to shareholders. The Board also considered

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the profitability analyses provided by Simplify and Affinity and noted that the expenses of managing the Fund as a percentage of assets under management were expected to decrease as the Fund’s assets continue to grow. The Board noted that at current asset levels, economies of scale were not a relevant consideration and that it would revisit whether economies of scale exist in the future once the Fund had achieved sufficient size.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits to be received by each of Simplify and Affinity from their respective relationships with the Fund. The Board considered that neither Simplify nor Affinity believed it would receive any direct, indirect or ancillary material “fall-out” benefits from its relationship with the Fund other than certain reputational benefits that may result from these relationships. The Board concluded that any such benefits are reasonable.

Conclusion. The Board, having requested and received such information from Simplify and Affinity as it believed reasonably necessary to evaluate the terms of the New Advisory Agreement and New Sub-Advisory Agreement with respect to the Fund and having been advised by independent counsel that it had appropriately considered and weighed all relevant factors, determined that approval of each of the New Advisory Agreement and New Sub-Advisory Agreement with respect to the Fund was in the best interests of the Fund and its shareholders.

In considering the approval of the proposed New Advisory Agreement and New Sub-Advisory Agreement with respect to the Fund, the Board considered a variety of factors, including those discussed above, and also considered other factors, including conditions and trends prevailing generally in the economy, the securities markets, and the industry. The Board did not identify any one factor as determinative, and each Independent Trustee may have weighed each factor differently. The Board’s conclusions may be based in part on the Board’s ongoing regular review of the Fund’s performance and operations throughout the year.

BASED ON ALL OF THE FOREGOING, THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE “FOR” EACH PROPOSAL.

ADDITIONAL INFORMATION

Record Date. Only shareholders of record of the Fund at the close of business on June 15, 2026 (the “Record Date”) will be entitled to vote at the Shareholder Meeting and at any adjournment or postponement thereof.

Outstanding Shares. As of the Record Date, there were 1,850,000 shares of the Fund outstanding and entitled to vote. All shareholders of the Fund will vote together as a single class.

Required Vote and Voting Information. The approval of each of Proposal 1 and Proposal 2 requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, which means the lesser of (1) the holders of 67% or more of the Shares of the Fund present at the Shareholder Meeting if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy or (2) more than 50% of the outstanding Shares of the Fund (the “1940 Act voting requirement”).

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The presence or representation by proxy of the holders of one-third of the Shares of the Fund entitled to vote shall constitute a quorum for the transaction of business at the Shareholder Meeting. However, more than 50% of such Shares must be represented at the Shareholder Meeting in order to satisfy the 1940 Act voting requirement. For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be treated as Shares that are present but that have not been voted. Broker “non-votes” are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power. Abstentions and broker non-votes do not constitute a vote “FOR” and effectively result in a vote “AGAINST” a Proposal.

If a quorum is not present at the Shareholder Meeting, or if a quorum is present at the Shareholder Meeting but sufficient votes to approve a Proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Shareholder Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are present at or represented at the Shareholder Meeting by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR a Proposal in favor of any such adjournment, and will vote those proxies required to be voted AGAINST a Proposal against any such adjournment. The persons named as proxies will vote in their discretion on any other business that may properly come before the Shareholder Meeting or any adjournments or postponements thereof.

Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy, by the Fund’s receipt of a subsequent valid Internet or telephonic vote or by submitting a written notice of revocation to the secretary of the Trust. In addition, although mere participation in the Shareholder Meeting will not revoke a proxy, a shareholder participating in the Shareholder Meeting may withdraw his or her proxy by written instrument and vote at the Shareholder Meeting. All properly given and unrevoked proxies received in time for the Shareholder Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the Shares represented thereby in favor of a Proposal, and will use their best judgment in connection with the transaction of such other business as may properly come before the Shareholder Meeting or any adjournment thereof.

Method of Proxy Solicitation. EQ Fund Solutions, the Fund’s proxy solicitor, will make proxy solicitations and will receive compensation for seeking Shareholder votes and answering Shareholder questions. Affinity will bear all of the costs associated with this proxy statement including the costs of preparing, printing, assembling, distributing and mailing this proxy statement and the attached notice of special meeting of shareholders and the accompanying proxy card, soliciting proxies, and any costs related to adjournments, whether or not each Proposal is approved by shareholders. These costs are estimated to be approximately $30,000. The Fund will not bear any portion of the costs of the Shareholder Meeting. Proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of Simplify, Affinity, their affiliates, or other representatives of the Fund (who will not be paid for their soliciting activities). In addition, one or more of the Trust’s officers, representatives or compensated third-party agents may aid in the solicitation of proxies by personal interview, telephone, telegraph, facsimile or electronic means and may request brokerage houses and other

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custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the Shares held of record by such persons.

Arrangements may also be made to have votes recorded by telephone, the Internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their Shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Principal Holders of the Fund’s Shares. As of the Record Date, the persons listed in the table below are deemed to be control persons or principal owners of the Fund, as defined in the 1940 Act. Control persons own of record or beneficially 25% or more of a fund’s outstanding securities and are presumed to control the fund for purposes of voting on matters submitted to a vote of shareholders. Principal holders own of record or beneficially 5% or more of a fund’s outstanding voting securities.

Shareholder Name and Address	Number of Shares Owned	Percentage of Shares Owned
National Financial Services, LLC 499 Washington Blvd Jersey City, NJ 07310	772,244	41.74%
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	731,109	39.52%

As of the Record Date, the Trustees and Officers, as a group, owned less than 1% of the outstanding Shares of the Fund.

Investment Adviser. Simplify Asset Management Inc., located at 10845 Griffith Peak Drive, Floor 2, Las Vegas, NV 89135, currently serves as the Fund’s investment adviser under the Interim Advisory Agreement. No Trustee, since the beginning of the last fiscal year, has entered into any purchase or sale transaction of the outstanding securities of any class of securities of the Adviser or any other person directly or indirectly controlling, controlled by, or under common control with Adviser.

The following table sets forth the name, position and principal occupation of each executive officer and each director of Simplify as of April 30, 2026 and their current positions with the Trust, if any. Each individual’s address is c/o Simplify Asset Management Inc., 10845 Griffith Peak Drive, Floor 2, Las Vegas, NV 89135.

Name	Principal Occupation with Adviser	Position with Trust
Paul Kim	Chief Executive Officer	None
David Berns	Chief Investment Officer	None
Fiona Ho	Chief Operating Officer	None
John Ryu	Chief Financial Officer	None
Albert Moore	Chief Compliance Officer	None

Investment Sub-Adviser. Affinity Investment Advisors, LLC, located at 5140 Birch Street, Suite 300, Newport Beach, CA 92660, currently serves as the Fund’s investment sub-adviser under the

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Interim Sub-Advisory Agreement. No Trustee, since the beginning of the last fiscal year, has entered into any purchase or sale transaction of the outstanding securities of any class of securities of Affinity or any other person directly or indirectly controlling, controlled by, or under common control with Affinity.

The following table sets forth the name, position and principal occupation of each executive officer and each director of Affinity as of April 30, 2026 and their current positions with the Trust, if any. Each individual’s address is c/o Affinity Investment Advisors, LLC, 5140 Birch Street, Suite 300, Newport Beach, CA 92660.

Name	Principal Occupation with Sub-Adviser	Position with Trust
Gregory R. Lai, CFA	Chief Executive Officer/Chief Investment Officer	None
Alex Hsiao	Chief Operating Officer	None
Joshua Katz, CFA	Chief Compliance Officer	None

Administrator and Principal Underwriter. Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, serves as the Fund’s administrator, fund accountant and transfer agent. Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, serves as the principal underwriter and national distributor for the shares of the Fund. It is expected that these services will continue to be provided after the New Advisory Agreements are approved.

Affiliated Brokers. There were no brokerage commissions paid by the Fund to any affiliated brokers for the fiscal year ended October 31, 2025.

Annual and Semi-annual Reports. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Trust will provide a copy of these documents to any shareholder, free of charge, upon request from a shareholder writing to the Simplify Affinity World Leaders Equity ETF, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246 or by calling toll-free: (855) 772-8488.

Proxy Statement Delivery. To reduce expenses, the Fund will mail only one copy of the Proxy Statement and Proxy Card to those addresses shared by two or more accounts who have not opted out of the householding process. If you wish to receive individual copies of such document, please call the Fund at (855) 772-8488 on days the Fund is open for business or contact your financial institution.

Procedures for Shareholder Communications with the Board. The Board will receive and review written correspondence from shareholders. All correspondence to the Board should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246. The Board will respond to shareholder correspondence in a manner that the Board deems appropriate given the subject matter of the particular correspondence.

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The Trust maintains copies of all correspondence addressed to individual Trustees or the Board. Copies of all such correspondence are forwarded promptly to an individual Trustee or the Board, as applicable. The Trust responds to any correspondence in the nature of routine operational matters, such as routine account inquiries, on a timely basis, notwithstanding that the correspondence is addressed to an individual Trustee or the Board, and communicates such response to the Board or Trustee to whom the correspondence was addressed.

Shareholder Proposals. The Trust does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Secretary of the Trust at Simplify Affinity World Leaders Equity ETF, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246 within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

Other Matters. No business other than the matters described above is expected to come before the Shareholder Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to adjournment of the Shareholder Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. YOU MAY PROXY VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

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Two Roads Shared Trust

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Simplify Affinity World Leaders Equity ETF

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 4, 2026

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints James Colantino and Timothy Burdick, or either of them, and each with full power of substitution, as attorney, agent, and proxy of the undersigned to vote at the Special Meeting of Shareholders (the “Meeting”) of Simplify Affinity World Leaders Equity ETF (the “Fund”), a series of Two Roads Shared Trust (the “Trust”) to be held at offices of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on August 4, 2026 at 1:00 p.m., Eastern time, and at any and all adjournments or postponements thereof, all shares of beneficial interest of Simplify Affinity World Leaders Equity ETF (the “Fund”), on the proposals set forth below and any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE (1) VOTED “FOR” THE NEW ADVISORY AGREEMENT, (2) VOTED “FOR” THE NEW SUB-ADVISORY AGREEMENT AND (3) VOTED, IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________ Signature Date

_______________________________________

Signature of Joint Shareholder Date

▲ FOLD HERE PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:

	FOR	AGAINST	WITHOLD
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Simplify Asset Management Inc.	☐	☐	☐
2. To approve a new investment sub-advisory agreement between the Trust, on behalf of the Fund, Simplify Asset Management Inc., and Affinity Investment Advisors, LLC.	☐	☐	☐
3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	☐	☐	☐

A copy of the Proxy Statement is available online at: https://vote.proxyonline.com/Ultimus/docs.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

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EXHIBIT A

FORM OF INVESTMENT ADVISORY AGREEMENT

This INVESTMENT ADVISORY AGREEMENT (the “Agreement”) made as of this [ ] day of [ ], 2026 by and between Two Roads Shared Trust, a Delaware statutory trust (the “Trust”), and Simplify Asset Management Inc. (the “Adviser”). This Agreement will confirm the agreement between the Trust and Adviser as follows:

1.        The Trust is an open-end investment company which has separate investment portfolios. This Agreement shall pertain to the series listed in Exhibit A of this Agreement (each referred to herein as a “Fund” or collectively as the “Funds”). The Trust engages in the business of investing and reinvesting the assets of each Fund in the manner and in accordance with the investment objective and restrictions applicable to the Fund as specified in the Trust’s registration statement, as amended from time to time (the “Registration Statement”) under the Investment Company Act of 1940 (the “1940 Act”) and the Securities Act of 1933 (the “1933 Act”). Copies of the Registration Statement have been furnished to the Adviser. Any amendments to those documents shall be furnished to the Adviser promptly. Pursuant to an Underwriting Agreement (the “Underwriting Agreement”), between the Trust and the Trust’s principal underwriter (the “Distributor”), the Trust has employed the Distributor to serve as principal underwriter for the shares of beneficial interest of the Trust.

2.      The Trust hereby appoints the Adviser to provide the investment advisory services specified in this Agreement and the Adviser hereby accepts such appointment.

3.    (a) The Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement. The Adviser may from time to time seek research assistance and rely on investment management resources available to it through its affiliated companies, but in no case shall such reliance relieve the Adviser of any of its obligations hereunder, nor shall the Trust be responsible for any additional fees or expenses hereunder as a result.

(b) The Trust shall be responsible for all of its expenses and liabilities, including compensation of its Trustees who are not affiliated with the Adviser, the Distributor or any of their affiliates; taxes and governmental fees; interest charges; fees and expenses of the Trust’s independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Trust), transfer agent, registrar and dividend disbursing agent of the Trust; expenses of issuing, redeeming, registering and qualifying for sale shares of beneficial interest in the Trust; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders’ meetings; organizational expenses; and extraordinary expenses. Notwithstanding the foregoing, the Trust may enter into a separate agreement, which shall be controlling over this

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Agreement, as amended, pursuant to which some or all of the foregoing expenses of this Section 3(b) shall be the responsibility of the other party or parties to that agreement.

4.  (a) Subject to the supervision of the Trustees of the Trust, the Adviser will: (i) provide a program of continuous investment management for each Fund with regard to the Fund’s investment of its assets (the “Portfolio”) in accordance with the Fund’s investment objectives, policies and limitations as stated in the Fund’s Prospectus and statement of additional information included as part of the Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as they may be amended from time to time, copies of which shall be provided to the Adviser by the Trust; (ii) make investment decisions for each Fund, including, but not limited to, the selection and management of investment sub-advisers for the Fund, in which case any of the duties of the Adviser set forth herein may be delegated to such investment sub- advisers subject to approval by the Trust’s board of trustees (“Board of Trustees”); (iii) if one or more investment sub-advisers are appointed with respect to a Fund, monitor and evaluate the performance of such investment sub-advisers under their respective sub-advisory agreements in light of the investment objectives and policies of the Fund, and render to the Trustees such periodic and special reports related to such performance monitoring as the Trustees may reasonably request, and analyze and recommend changes in investment sub-advisers as the Adviser may deem appropriate; (iv) place orders to purchase and sell investments for each Fund; and (v) provide office space, secretarial and clerical services and wire and telephone services necessary to provide the investment advisory duties set forth in this Section 4.

(b) In performing its investment management services to the Funds under the terms of this Agreement, the Adviser will provide the Funds with ongoing investment guidance and policy direction.

(c) The Adviser further agrees that, in performing its duties for each Fund hereunder, it will:

(a)             comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code of 1986, as amended (the “Code”) and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Board of Trustees;

(b)             use reasonable efforts to manage the Portfolio so that the Fund will qualify, and continue to qualify, as regulated investment companies under Subchapter M of the Code and regulations issued thereunder;

(c)             place orders pursuant to its investment determinations for the Fund in accordance with applicable policies expressed in the Fund’s Registration Statement, established through written guidelines determined by the Trust and provided to the Adviser, and in accordance with applicable legal requirements;

(d)             furnish to the Trust whatever statistical information the Trust may reasonably request with respect to the Fund. In addition, the Adviser will keep the Trust and the Trustees informed of developments materially affecting the Fund and shall, on the Adviser’s own initiative, furnish to the Trust from time to time whatever information the Adviser believes appropriate for

21

this purpose;

(e)             make available to the Trust, promptly upon its request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the Trust in its compliance with applicable laws and regulations. The Adviser will furnish the Trustees with such periodic and special reports regarding the Fund as they may reasonably request;

(f)              meet quarterly with the Trust’s Board of Trustees to explain its investment management activities, and any reports related to the Fund as may reasonably be requested by the Trust;

(g)              immediately notify the Trust in the event that the Adviser or any of its affiliates:

(1) becomes aware that it is subject to a statutory disqualification that prevents the Adviser from serving as investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Adviser further agrees to notify the Trust immediately of any material fact known to the Adviser respecting or relating to the Adviser that is not contained in the Registration Statement regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect;

(h)   in making investment decisions for the Fund, use no material non-public information that may be in its possession or in the possession of any of its affiliates, nor will the Adviser seek to obtain any such information; and

(i)    use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Fund.

(d) the Adviser shall vote all proxies solicited by or with respect to the issuers of securities invested in by the Fund, subject to such policies and procedures as the Board of Trustees may adopt from time to time. The Adviser shall maintain a record of how the Adviser voted and such record shall be available to the Trust upon its request. The Adviser shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund’s shareholders. The Adviser may delegate proxy voting to a third-party company provided, however, that the Adviser remains liable for the proxy voting.

5.    (a) The Adviser shall give the Trust the benefit of the Adviser’s best judgment and efforts in rendering services under this Agreement. The Adviser may rely on information reasonably believed by it to be accurate and reliable. As an inducement for the Adviser’s undertaking to render services under this Agreement, the Trust agrees that neither the Adviser nor its members, officers, directors, or employees shall be subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission or mistake in judgment connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in performance of the Adviser’s duties, or by reason of reckless disregard of the Adviser’s obligations and duties under this Agreement. This provision shall govern only the liability to the Trust of the Adviser and that of its members, officers,

22

directors, and employees, and shall in no way govern the liability to the Trust or the Adviser or provide a defense for any other person including persons that provide services for the Funds as described in this Agreement.

(b) The terms “Two Roads Shared Trust” and “trustees” refer, respectively, to the trust created and the Trust’s trustees, as trustees but not individually or personally, acting from time to time under the Trust’s Agreement and Declaration of Trust to which reference is hereby made, such reference being inclusive of any and all amendments thereto so filed or hereafter filed. The obligations of “Two Roads Shared Trust” entered into in the name or on behalf thereof by any of the Trust’s trustees, representatives or agents are made not individually, but in such capacities and are not binding upon any of the trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Trust or a Fund must look solely to the assets of the Trust or Fund for the enforcement of any claims against the Trust or Fund.

6.     In consideration of the services to be rendered by the Adviser under this Agreement, each Fund shall pay the Adviser a monthly fee on the first business day of each month, based upon the average daily value (as determined on each business day at the time set forth in the Fund’s Prospectus for determining net asset value per share) of the net assets of the Fund, during the preceding month, at the annual rates provided for in Exhibit A, as such Exhibit A may be amended from time to time.

If the fees payable to the Adviser pursuant to this Section 6 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of a Fund shall be computed in the manner specified in the Fund’s Prospectus for the computation of net asset value. For purposes of this Agreement, a “business day” is any day a Fund is open for business or as otherwise provided in the Fund’s Prospectus.

7.     (a) This Agreement shall become effective as of the date written above, and shall become effective with respect to each Fund as of the effective date set forth in Exhibit A for that Fund, if approved by the vote of a majority of the outstanding voting securities of that Fund. The Agreement shall continue in effect with respect to each Fund for a period of two years and shall continue thereafter only so long as such continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Trust’s Board of Trustees and (ii) by the vote, cast in person at a meeting called for such purpose, of a majority of the Trust’s trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party.

(b) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by a vote of a majority of the Trust’s entire Board of Trustees on 60 days’ written notice to the Adviser or by the Adviser on 60 days’ written notice to the Trust. This Agreement (or any supplement hereto) shall terminate automatically in the event of its assignment

23

(as defined in the 1940 Act).

(c) The modification of any of the non-materials terms of this Agreement may be approved by the vote, cast in person at a meeting called for such purpose, of a majority of the Trust’s trustees who are not parties to this Agreement or interested persons of any such party.

8.        Except to the extent necessary to perform the Adviser’s obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

9.         The investment management services of the Adviser to the Trust under this Agreement are not to be deemed exclusive as to the Adviser and the Adviser will be free to render similar services to others.

10.    It is understood that the names “Simplify Asset Management Inc.” or “Simplify” or any derivative thereof or logo associated with those names and other servicemarks and trademarks owned by the Adviser or its affiliates are the valuable property of the Adviser and its affiliates, and that the Trust and/or the Funds may use such names (or derivatives or logos) only as permitted by the Adviser.

11.    Notices of any kind to be given to the Adviser by the Trust shall be in writing and shall be duly given if mailed or delivered to the Adviser at 10845 Griffith Peak Drive, Floor 2, Las Vegas, Nevada 89135, or to such other address or to such individual as shall be specified by the Adviser. Notices of any kind to be given to the Trust by the Adviser shall be in writing and shall be duly given if mailed or delivered to 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, or to such other address or to such individual as shall be specified by the Trust.

12.            This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

13.            (a) This Agreement shall be construed in accordance with the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

(b) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

(c)The captions in this Agreement are included for convenience only and in no way define any of the provisions hereof or otherwise affect their construction or effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

TWO ROADS SHARED TRUST,

On behalf of the Funds included on Exhibit A hereto

By:

Name: James Colantino

Title: President

AFFINITY INVESTMENT ADVISORS, LLC

By:

Name: Gregory R. Lai

Title: Chief Executive Officer

SIMPLIFY ASSET MANAGEMENT INC.

By:

Name: [ ]

Title: [ ]

26

EXHIBIT A

Investment Advisory Agreement

Two Roads Shared Trust

Simplify Asset Management Inc.

Fund	Investment Advisory Fee	Effective Date
Simplify Affinity World Leaders Equity ETF	0.47%	[ ], 2026

TWO ROADS SHARED TRUST

By:

Name: James Colantino

Title: President

AFFINITY INVESTMENT ADVISORS, LLC

By:

Name: Gregory R. Lai

Title: Chief Executive Officer

SIMPLIFY ASSET MANAGEMENT INC.

By:

Name: [ ]

Title: [ ]

A - 1

EXHIBIT B

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

This INVESTMENT SUB-ADVISORY AGREEMENT (“Agreement”), made as of this [ ] day of [ ], 2026, is by and among Affinity Investment Advisors, LLC (the “Sub-Adviser”), Two Roads Shared Trust (the “Trust”), on behalf of the series listed in Exhibit A of this Agreement (each referred to herein as a “Fund” or collectively as the “Funds”), and Simplify Asset Management Inc. (the “Adviser”).

WHEREAS, the Trust is a Delaware statutory trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company, and the Fund is a series of the Trust; and

WHEREAS, the Adviser has been retained by the Trust to provide investment advisory services to the Fund with regard to the Fund’s investments pursuant to an Investment Advisory Agreement (“Investment Advisory Agreement”); and

WHEREAS, the Trust’s Board of Trustees (the “Trustees”), including a majority of the Trustees who are not “interested persons” as defined in the 1940 Act of any party to this Agreement, and the Fund’s shareholders to the extent required under applicable law and regulation have approved the appointment of the Sub-Adviser to perform certain investment advisory services for the Trust, on behalf of the Fund, pursuant to this Agreement and the Sub-Adviser is willing to perform such services for the Fund; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Adviser, the Trust and the Sub-Adviser as follows:

1.               Appointment. The Trust and the Adviser hereby appoint the Sub-Adviser to perform advisory services for the Fund for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2.               Investment Advisory Duties. Subject to the supervision of the Trustees and the Adviser, the Sub-Adviser will, in coordination with the Adviser as described below: (a) provide a program of continuous investment management for the Fund; (b) make investment decisions for the Fund; and (c) place orders to purchase and sell securities for the Fund in accordance with the Fund’s investment objectives, policies and limitations as stated in the Fund’s current Prospectus and Statement of Additional Information (the “Registration Statement”) as provided to the Sub- Adviser by the Adviser, as they may be amended from time to time; provided, that the Adviser shall provide the Sub-Adviser reasonable advance notice of any change to such investment objectives, policies and limitations.

The Sub-Adviser further agrees that, in performing its duties hereunder, it will:

B - 1

(a)             with regard to its activities under this Agreement, use reasonable efforts to comply in all material respects with the applicable provisions of the 1940 Act, the Advisers Act, and all applicable rules and regulations thereunder, the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, and with the Fund’s Prospectus and Statement of Additional Information and any applicable procedures adopted by the Trustees, as they may be amended from time to time, provided that written copies of such procedures and amendments thereto are provided to the Sub-Adviser by the Adviser;

(b)             use reasonable efforts to manage the Fund’s assets in a manner that will not impair its qualification as a regulated investment company under Subchapter M of the Code and regulations issued thereunder; provided, however, the Sub-Adviser shall not be responsible for the tax effect of any decisions made by or any actions taken by any person other than the Sub- Adviser;

(c)             place orders pursuant to its investment determinations for the Fund, in accordance with applicable policies expressed in the Fund’s Prospectus and/or Statement of Additional Information or otherwise established through written guidelines established by the Fund and provided to the Sub-Adviser by the Adviser, including without limitation, Section 4 hereof;

(d)             furnish to the Trust and the Adviser whatever statistical information the Trust or the Adviser may reasonably request with respect to the Fund’s assets or investments. In addition, the Sub-Adviser will keep the Trust, the Adviser and the Trustees informed of developments that the Sub-Adviser reasonably believes will materially affect the Fund’s portfolio, and shall, on the Sub-Adviser’s own initiative, furnish to the Trust from time to time whatever information the Sub-Adviser believes appropriate for this purpose;

(e)             make available to the Fund’s Adviser and the Trust, promptly upon their request, such copies of its investment records and ledgers with respect to the Fund as may reasonably be required to assist the Adviser and the Trust in their compliance with applicable laws and regulations. The Sub-Adviser will furnish the Trustees, the Adviser and the Trust with such periodic and special reports regarding the Fund as they may reasonably request;

(f)              The Sub-Adviser shall promptly respond to requests by the Adviser, the Administrator, and the Fund CCO or their delegates for copies of the pertinent books and records maintained by the Sub-Adviser relating directly to the Fund.  The Sub-Adviser shall also provide the Adviser with such other information and reports, including information and reports related to compliance matters, as may reasonably be requested by it from time to time, including without limitation all material requested by or required to be delivered to the Board.

(g)             immediately notify the Adviser, in writing, of the receipt of any notice of a class action proceeding related to the Fund or any other action or proceeding in which the Adviser or the Fund may be entitled to participate as a result of the Fund’s securities holdings. The Sub- Adviser shall have no responsibility for filing claims on behalf of the Adviser or the Trust with respect to any such actions. The Sub-Adviser’s responsibility with respect to such matters shall be to comply with the foregoing notification obligations and to cooperate with the Adviser and the Trust in making such filings, which shall include providing any relevant information regarding the Fund’s securities holdings to the Adviser;

(h)            provide assistance to the Adviser, custodian or recordkeeping agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Fund’s

B - 2

valuation procedures and/or Registration Statement, the value of any portfolio securities or other assets of the Fund for which the Adviser, custodian or recordkeeping agent seeks assistance from the Sub-Adviser or identifies for review by the Sub-Adviser. This assistance includes (but is not limited to): (i) designating an employee of the Sub-Adviser for consultation when the Trustees convene; (ii) notifying the Adviser in the event the Sub-Adviser determines, with respect to a security that is held both by the Fund and by another account managed by the Sub-Adviser, to price the security pursuant to such other account’s policies and procedures for determining the fair value of a security; (iii) obtaining bids and offers or quotes from broker/dealers or market- makers with respect to securities held by the Fund, upon the request of the Adviser; (iv) verifying pricing and providing fair valuations or recommendations for fair valuation in accordance with the Fund’s valuation procedures, as they may be amended from time to time; and (v) maintaining adequate records and written backup information with respect to the securities valuation services provided hereunder, and providing such information to the Adviser upon request;

(i)              assist the Adviser, the Fund, and any of its or their trustees, directors, officers, and/or employees in complying with the provisions of the Sarbanes-Oxley Act of 2002 to the extent such provisions relate to the services to be provided by, and obligations of, the Sub-Adviser hereunder. Specifically, and without limitation to the foregoing, the Sub-Adviser agrees to provide certifications to the principal executive and financial officers of the Fund that correspond to the drafting and/or filing of the Fund’s Form N-CSRs, N-Qs, N-SARs, shareholder reports, financial statements, and other disclosure documents or regulatory filings, in such form and content as the Adviser shall reasonably request or as in accordance with procedures adopted by the Trust;

(j)              assist the Fund, and accordingly, the Trust’s Chief Compliance Officer (“CCO”) in complying with Rule 38a-1 under the 1940 Act. Specifically, the Sub-Adviser represents and warrants that it shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act, and shall provide the CCO with reasonable access to information regarding the Sub-Adviser’s compliance program, which access shall include (i) on-site visits with the Sub-Adviser as may be reasonably requested from time to time (ii)a report of any material changes to the Sub-Adviser compliance policies; (iii) a report of any compliance matter about which the Adviser or the Fund’s Board of Trustees would reasonably need to know to oversee Fund compliance, and that involves, without limitation: (A) a violation of the securities laws by the Sub-Adviser or any of its officers, directors, employees or agents; (B) a violation of the Policies or the Sub-Adviser compliance policies by the Sub-Adviser or any of its officers, directors, employees or agents; and/or (C) a weakness in the design or implementation of the Policies; and (iv) an annual (or more frequently as the CCO may request) certification regarding the Sub-Adviser’s compliance with Rule 206(4)-7 under the Advisers Act. In connection with the periodic review and annual report required to be prepared by the CCO pursuant to Rule 38a-1, the Sub-Adviser agrees to provide certifications as may be reasonably requested by the CCO related to the design and implementation of the Sub-Adviser’s compliance program;

(k)            provide assistance as may be reasonably requested by the Adviser in connection with compliance by the Fund with any current or future legal and regulatory requirements related to the services provided by the Sub-Adviser hereunder;

(l)              immediately notify the Adviser and the Trust to the extent required by applicable law in the event that the Sub-Adviser or any of its affiliates: (1) becomes aware that it is subject to a

B - 3

statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission (“SEC”) or other regulatory authority. The Sub-Adviser further agrees to notify the Trust and the Adviser immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub- Adviser that would make any written information previously provided to the Adviser or the Trust materially inaccurate or incomplete or if any such written information becomes untrue in any material respect;

(m)          immediately notify the Adviser and the Trust if the Sub-Adviser suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties for the Fund. For the purposes of this paragraph, a “material adverse change” shall include, but is not limited to, a material loss of assets or accounts under management or the departure of senior investment professionals to the extent such professionals are not replaced promptly with professionals of comparable experience and quality;

(n)            use no material non-public information that may be in its possession in making investment decisions for the Fund, nor seek to obtain any such information;

(o)            use its best judgment and efforts in rendering the advice and services contemplated by this Agreement; and

(p)            not consult with any sub-adviser of a portion of the Fund not managed by the Sub- Adviser, if applicable, or with any sub-adviser to any registered investment company or portfolio or series thereof under common control with the Fund, concerning transactions for the Fund in securities or other assets. Further, where the Sub-Adviser is one of multiple money managers managing a Fund, the Sub-Adviser’s responsibility for providing investment advice is limited to providing investment advice with respect to its discrete portion of the Fund’s portfolio.

3.               Investment Authority. The Sub-Adviser’s investment authority shall include, to the extent permitted under Section 2 hereof, the authority to purchase and sell securities, and cover open positions, and generally to deal in securities, swaps (including but not limited to interest rate swaps and credit default swaps), financial and commodity futures contracts and options thereon, currency transactions, and other derivatives and investment instruments and techniques as may be permitted for use by the Fund and consistent with the Registration Statement.

With notice to the Trust and Adviser the Sub-Adviser may: (i) open and maintain brokerage accounts for financial futures and options and securities (such accounts hereinafter referred to as “Brokerage Accounts”) on behalf of and in the name of the Fund; and (ii) execute for and on behalf of the Brokerage Accounts, standard customer agreements with a broker or brokers. The Sub-Adviser may, using such of the securities and other property in the Brokerage Accounts as the Sub-Adviser deems necessary or desirable, direct the custodian to deposit on behalf of the Fund, original and maintenance brokerage deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Sub-Adviser deems desirable or appropriate.

4.               Investment Guidelines. In addition to the information to be provided to the Sub-Adviser under Section 2 hereof, the Trust or the Adviser shall supply the Sub-Adviser with such other information as the Sub-Adviser shall reasonably request concerning the Fund’s investment

B - 4

policies, restrictions, limitations, tax position, liquidity requirements and other information useful in managing the Fund’s investments.

5.               Representations, Warranties and Covenants of the Trust, Adviser and Sub-Adviser. The Trust represents and warrants to the Sub-Adviser that: (i) the retention of the Sub-Adviser as contemplated by this Agreement is authorized by the respective governing documents of the Fund; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which either the Fund or its property is bound, whether arising by contract, operation of law or otherwise; and (iii) this Agreement has been duly authorized by appropriate action of the Fund and when executed and delivered by the Adviser, on behalf of the Fund (and assuming due execution and delivery by the Sub-Adviser), will be the legal, valid and binding obligation of the Fund, enforceable against the Fund in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

The Adviser represents and warrants to the Sub-Adviser that: (i) the execution, delivery and performance of this Agreement does not violate any obligation by which it or its property is bound, whether arising by contract, operation of law or otherwise; and (ii) this Agreement has been duly authorized by appropriate action of the Adviser and when executed and delivered by the Adviser (and assuming due execution and delivery by the Sub-Adviser) will be the legal, valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

The Sub-Adviser represents and warrants to the Adviser and the Trust that: (i) it is authorized to perform the services hereunder; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Sub-Adviser or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of the Sub-Adviser and when executed and delivered by the Sub-Adviser (and assuming due execution and delivery by the Adviser and the Trust) will be the legal, valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) it is registered as an investment adviser with the SEC; and (v) it is not barred by operation of law, or any rule, or order of the SEC or any other regulatory body from acting as an investment adviser.

6.               Use of Securities Brokers and Dealers. In placing purchase and sale orders for the Fund with brokers or dealers, the Sub-Adviser will attempt to obtain “best execution” of such orders. “Best execution” shall mean prompt and reliable execution at the most favorable terms of execution, taking into account price, speed and efficiency of execution, other factors that may be deemed relevant by the Sub-Adviser, and the other provisions hereinafter set forth. Whenever the Sub-Adviser places orders, or directs the placement of orders, for the purchase or sale of portfolio securities on behalf of the Fund, in selecting brokers or dealers to execute such orders, the Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services that enhance the Sub-Adviser’s research and portfolio management capability generally. It is further understood in accordance with Section

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28(e) of the Securities Exchange Act of 1934, as amended, that the Sub-Adviser may negotiate with and assign to a broker a commission that may exceed the commission that another broker would have charged for effecting the transaction if the Sub-Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Fund’s or the Sub-Adviser’s overall responsibilities to the Sub-Adviser’s discretionary accounts (the “Section 28(e) Actions”); provided, however, that Sub-Adviser’s ability to engage in Section 28(e) Actions shall be subject to review by the Trustees from time to time, and if such Trustees reasonably determine that the Fund does not benefit, directly or indirectly, from such Section 28(e) Actions, the Sub-Adviser shall be prohibited from engaging in the same.

Unless otherwise directed by the Trust or the Adviser in writing, the Sub-Adviser may utilize the service of whatever securities brokerage firm or firms it deems appropriate to the extent that such firms are competitive with respect to price of services and execution, and so long as the Sub- Adviser complies with the “best execution” practices described above and applicable law and regulation.

7.               Compensation. For services specified in this Agreement, the Adviser agrees to pay a fee to the Sub-Adviser (the “Fee”) for the Fund assets managed by the Sub-Adviser as may be identified by the Adviser from time to time, at the annual rate provided for in Exhibit A.

The Fee shall be computed and accrued daily and paid monthly in arrears within 30 days after the end of each month, based on the average daily net asset value of the Fund as determined according to the manner provided in the then-current prospectus of the Fund.

The Adviser shall provide to the Sub-Adviser, promptly following request therefor, all information reasonably requested by the Sub-Adviser to support the calculation of the Fee and shall permit the Sub-Adviser or its agents, upon reasonable notice and at reasonable times and at Sub-Adviser’s cost, to inspect the books and records of the Fund pertaining to such calculation.

8.               Expenses. The Sub-Adviser will not be required to pay any expenses of the Fund except as expressly set forth in this Section 8. The Sub-Adviser will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under this Agreement, the expenses of office rent, telephone, telecommunications and other facilities it is obligated to provide in order to perform the services specified in Section 2, and any other expenses incurred by the Sub- Adviser in the performance of its duties hereunder.

9.               Books and Records. The Sub-Adviser agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and to preserve such records for the periods and in the manner required by that Section, and those rules. The Sub-Adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act with respect to the Fund are the property of the Trust and will be surrendered promptly to the Trust upon its request, except that the Sub-Adviser may retain copies of such documents as may be required by law. The Sub-Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations. Each party shall make available to the others, upon reasonable request, copies of any books, records, and other relevant information that enables the requesting

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party to comply with its obligations under applicable federal or state rules or regulations, including Rule 38a-1 of the 1940 Act and Rule 206(4)-7 of the Advisers Act, that arise as a result of the Agreement. Each party shall cooperate fully to assist the others with any review or audit conducted by another party or a third party designated by another party, for the limited purpose of ensuring compliance with obligations under applicable federal or state laws that the parties become subject to as a result of the Agreement.

10.            Aggregation of Orders. Provided the investment objectives, policies and restrictions of the Fund as provided to the Sub-Adviser in accordance with this Agreement are adhered to, the Fund agrees that the Sub-Adviser may aggregate sales and purchase orders of securities held in the Fund with similar orders being made simultaneously for other accounts managed by the Sub- Adviser or with accounts of the affiliates of the Sub-Adviser, if in the Sub-Adviser’s reasonable judgment such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses. The Fund acknowledges that the determination of such economic benefit to the Fund by the Sub-Adviser represents the Sub-Adviser’s evaluation that the Fund may be benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

11.            Liability. Neither the Sub-Adviser nor its officers, directors, employees, affiliates, agents or controlling persons shall be liable to the Trust, the Fund, its shareholders and/or any other person for the acts, omissions, errors of judgment and/or mistakes of law of any other fiduciary and/or other person with respect to the Fund.

Neither the Sub-Adviser nor its officers, directors, employees, affiliates, agents or controlling persons or assigns shall be liable for any act, omission, error of judgment or mistake of law (whether or not deemed a breach of this Agreement) and/or for any loss suffered by the Trust, the Fund, its shareholders and/or any other person in connection with the matters to which this Agreement relates; provided that no provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust, the Fund and/or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

The Trust, on behalf of the Fund, hereby agrees to indemnify and hold harmless the Sub-Adviser, its directors, officers, employees, affiliates, agents and controlling persons (each and “Indemnified Party”) against any and all losses, claims damages or liabilities (including reasonable attorneys fees and expenses), joint or several, relating to the Trust or the Fund, to which any such Indemnified Party may become subject under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, the Advisers Act, or other federal or state statutory law or regulation, at common law or otherwise. It is understood, however, that nothing in this paragraph 13 shall protect any Indemnified Party against, or entitle any Indemnified Party to, indemnification against any liability to the Trust, the Fund or its shareholders to which such Indemnified Party is subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of any reckless disregard of its obligations and duties under this Agreement.

12.            Services Not Exclusive. The services of the Sub-Adviser are not exclusive, and nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other

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investment advisory clients, including but not by way of limitation, investment companies or to other series of investment companies, including the Trust, or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Sub-Adviser’s ability to meet its obligations to the Fund hereunder. When the Sub-Adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Sub-Adviser recommends the purchase or sale of the same security for the Fund, it is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Sub-Adviser nor any of its directors, officers or employees shall act as a principal. If the Sub- Adviser provides any advice to its clients concerning the shares of the Fund, the Sub-Adviser shall act solely as investment counsel for such clients and not in any way on behalf of the Trust or the Fund.

The Sub-Adviser provides investment advisory services to numerous other investment advisory clients, including but not limited to other funds, and may give advice and take action which may differ from the timing or nature of action taken by the Sub-Adviser with respect to the Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligations other than those imposed by law to purchase, sell or recommend for purchase or sale, with respect to the Fund, any security which the Sub-Adviser, or the shareholders, officers, directors, employees or affiliates may purchase or sell for their own account or for the account of any client.

13.            Materials. Each of the Adviser, the Trust and the Fund shall not make any representations regarding the Sub-Adviser or any of its affiliates in any disclosure document, advertisement, sales literature or other promotional materials without prior written consent of the Sub-Adviser, which consent shall not be unreasonably withheld. If the Sub-Adviser has not notified the Adviser of its disapproval of sample materials within twenty (20) days after its receipt thereof, such materials shall be deemed approved. The Sub-Adviser will be provided with any Registration Statements containing references or information with respect to the Sub- Adviser prior to the filing of same with any regulatory authority and shall be afforded the opportunity to comment thereon.

14.                    Duration and Termination. This Agreement shall become effective as of the date written above, and shall become effective with respect to each Fund as of the effective date set forth in Exhibit A for that Fund, if approved by the vote of a majority of the outstanding voting securities of that Fund. The Agreement shall continue in effect with respect to each Fund for a period of two years and shall continue thereafter only so long as such continuance is specifically approved at least annually by (i) the Board of Trustees or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund’s outstanding voting securities, upon sixty days’ written notice to the Sub-Adviser; (b) by the Adviser at any time without penalty, upon sixty days’ written notice to the Sub-Adviser; or

(c) by the Sub-Adviser at any time without penalty, upon sixty days’ written notice to the Trust. This Agreement will also terminate automatically in the event of its assignment (as defined in

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the 1940 Act).

The Agreement will terminate immediately upon written notification from the Adviser or the Trust if the Investment Advisory Agreement terminates with respect to the Fund.

15.            Amendments. This Agreement may be amended at any time, but only by the mutual written agreement of the parties, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees who are not interested persons of the Fund, the Adviser, or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

16.            Proxies. Unless the Adviser gives written instructions to the contrary that the right to vote proxies has been expressly reserved to the Sub-Adviser or the Trust or otherwise delegated to another party, the Adviser shall vote all proxies solicited by or with respect to the issuers of securities invested in by the Fund. If the Sub-Adviser has been engaged to vote proxies by the Adviser, the Sub-Adviser shall maintain a record of how the Sub-Adviser voted and such record shall be available to the Trust upon its request. The Sub-Adviser shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund’s shareholders. The Sub-Adviser may delegate proxy voting to a third-party company provided, however, that the Sub-Adviser remains liable for the proxy voting.

17.            Notices. Any written notice required by or pertaining to this Agreement shall be personally delivered to the party for whom it is intended or shall be sent to such party by prepaid first class mail or facsimile, at the address or number stated below.

If to the Trust:

Two Roads Shared Trust

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707
Cincinnati, OH 45246

Attention: [Fund Name]

Email: tburdick@ultimusfundsolutions.com

If to the Sub-Adviser:

Affinity Investment Advisors, LLC
5140 Birch Street, Suite 300
Newport Beach, CA 92660

Email: [ ]

If to the Adviser:

Simplify Asset Management Inc.

10845 Griffith Peak Drive, Floor 2

Las Vegas, Nevada 89135

Email: [ ]

18.            Confidential Information. Any information supplied by the Trust, the Fund or the

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Adviser, which is not otherwise in the public domain, in connection with the Fund or the Adviser is to be regarded as confidential and for use only by the Sub-Adviser and/or its agents, and only in connection with the Sub-Adviser’s services under this Agreement. Any information supplied by the Sub-Adviser, which is not otherwise in the public domain, in connection with the performance of its duties hereunder is to be regarded as confidential and for use only by the Fund and/or its agents, and only in connection with the Fund and its investments. Any party in receipt of confidential information shall use reasonable precautions (substantially identical to those used in safeguarding of its own confidential information) that its directors, officers, employees and advisers abide by these confidentiality provisions.

19.            Miscellaneous.

(a)            Governing Law. This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

(b)            Delivery of Form ADV. Concurrently with the execution of this Agreement, the Sub- Adviser is delivering to the Adviser and the Trust a copy of Part 2 of its Form ADV, as revised. The Adviser and the Trust hereby acknowledge receipt of such copy.

(c)            Captions. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)            Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(e)            Agency Relationship. Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Trust or the Fund, except as otherwise contemplated herein.

(f)             Prior Agreement. This Agreement supersedes any prior agreement relating to the subject matter hereof among the parties.

(g)            Counterparts. This Agreement may be executed in counterparts and by the different parties hereto on separate counterparts and by facsimile signature, each of which when so executed and delivered, shall be deemed an original and all of which counterparts shall constitute but one and the same agreement.

(h)            Limited Liability of the Trust. The Sub-Adviser agrees that the Trust’s obligations under this Agreement shall be limited to the Fund and its assets, and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any Trustee, officer, employee or agent of the Trust.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the effective date above written.

TWO ROADS SHARED TRUST

On behalf of the Funds included on Exhibit A hereto

By:

Name: James Colantino

Title: President

AFFINITY INVESTMENT ADVISORS, LLC

By:

Name: Gregory R. Lai

Title: Chief Executive Officer

SIMPLIFY ASSET MANAGEMENT INC.

By:

Name: [ ]

Title: [ ]

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EXHIBIT A

Investment Sub-Advisory Agreement

Two Roads Shared Trust

Fund	Sub-Advisory Fee	Effective Date
Simplify Affinity World Leaders Equity ETF	0.43%	[ ], 2026

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